Exhibit 10.20

ASSUMPTION AGREEMENT

(CARS AND EQUIPMENT)

July 12, 2004

Sovereign Bank

Vehicle Funding

Three Huntington Quadrangle, Ste. 101N

Melville, NY 11747-4417

Lessor:	Go Automotive Leasing, Inc.

Printout Date:	July 6, 2004

Total Balance of Outstanding Loans:	$1,157,896.12

Total Outstanding Leases Guaranteed:	46

Amount of Transferred Security:

Gentlemen:

Contemporaneously herewith we are purchasing from the above Lessor and it is transferring to us its rights, title and interest in the motor vehicles (“Cars”) and/or equipment, (“Equipment”) listed in your computer printout referred to above, a copy of which we have initialed for identification, and its related reserve in the above amount (“Reserve”). Said Cars and/or Equipment are presently leased under Leases to various lessees. You have provided financing to the Lessor in connection with said Cars and/or Equipment, either by loans (“Loans”) or by purchase of the Leases (“Purchases”) with full recourse against Lessor. Lessor’s obligations to you in connection with the Loans and Purchases, including but not limited to Lessor’s obligations under its guaranty of all sums payable under purchase Leases, are referred to herein as Lessor’s “Obligations”. We acknowledge receipt from Lessor or you of copies of all agreements and documents executed by Lessor evidencing or relating to its Obligations.

We acknowledge and confirm that: (i) all of Lessor’s Obligations are valid and enforceable, without defense, offset or counterclaim, in the respective amounts set forth in the above mentioned printout which, as of the date thereof, totaled the amounts stated above; (ii) you have a continuing valid, perfected and enforceable security interest in the Cars and Equipment, in the Leases of those financed by Loans, and in the Reserve, and (iii) you are the sole and absolute owner of the Leases covered by your Purchases.

As part of the consideration for our purchase of the Cars and Equipment, and to induce you to consent thereto, we hereby assume all of Lessor’s Obligations and agree promptly and fully to pay all sums and perform all agreements to be paid or performed by Lessor relating to the Loans and purchases and any security therefore, in the amounts and on the dates when payment or performance is due, at stated maturity or on acceleration, and to be bound by the provisions of all documents evidencing or relating to said Obligations or the security therefore as if said documents had been executed by us instead of by Lessor.

To secure said Obligations assumed by us and all of our other obligations to you, now owing or hereafter arising, whether relating to the Loans and Purchases or otherwise, we hereby grant you a purchase money security interest in the Cars and Equipment, in the Leases thereof financed by Loans, and in the Reserve.

We further agree, for the benefit of you, your successors and assigns but not for lessees under the Leases or other third parties, to fully and promptly perform all of Lessor’s obligations under the Leases as if we were named as lessor therein, and we agree to indemnify you against and hold you harmless from any claim that may be asserted by any lessee or other party and any loss, liability, damage, charge or expense that may be suffered, incurred or paid by you as a result of or pertaining to any such claim or with respect to the Cars, Equipment or Leases. Without limiting the foregoing, we have assumed Lessor’s obligations regarding security, if any, deposited by a lessee.

Our obligations hereunder and the Cars, Equipment, Leases and Reserve referred to herein shall be deemed included in our “Liabilities” and other obligations, “Cars”, “Equipment”, “Leases” and “Reserve” referred to in any Loan and Security Agreement or Lease Purchase Agreement of ours with you, including any supplement thereto. The purchase money security interests granted by us to you in those Agreements cover also the Cars, Equipment and Leases listed in the aforesaid printout and the Reserve, and secure our obligations hereunder owing by us to you. All of the other terms and provisions of our said Agreements and the warranties and representations made by us therein are hereby repeated and shall apply to this transaction.

Kindly confirm your agreement to the foregoing provisions and your consent to Lessor’s sale and transfer to us referred to herein by executing this agreement in the space below. It is understood that you reserve all your rights and remedies against Lessor, any guarantor of Lessor’s Obligations and any collateral security, and that your consent hereto shall not be construed in any manner as a release or waiver of any such rights or remedies.

Lessor, by its signature below, confirms and agrees to the provisions hereof.

Very truly yours,

Coach Industries Group, Inc.

By:	/s/ FRANCIS O’DONNELL
Francis O’Donnell, President

Consented to:

Sovereign Bank

By:	/s/ JOHN SULLIVAN, VP
John Sullivan, Vice President

Confirmed and Agreed to:

Go Automotive Leasing, Inc.

By:	/s/ JOHN H. GORE, President
John H. Gore, President

ASSUMPTION AGREEMENT

(CARS AND EQUIPMENT)

July 12, 2004

Sovereign Bank

Vehicle Funding

Three Huntington Quadrangle, Ste. 101N

Melville, NY 11747-4417

Lessor:	Commercial Lease Corp.

Printout Date:	July 6, 2004

Total Balance of Outstanding Loans:	$331,072.01

Total Outstanding Leases Guaranteed:	28

Amount of Transferred Security:

Gentlemen:

Contemporaneously herewith we are purchasing from the above Lessor and it is transferring to us its rights, title and interest in the motor vehicles (“Cars”) and/or equipment, (“Equipment”) listed in your computer printout referred to above, a copy of which we have initialed for identification, and its related reserve in the above amount (“Reserve”). Said Cars and/or Equipment are presently leased under Leases to various lessees. You have provided financing to the Lessor in connection with said Cars and/or Equipment, either by loans (“Loans”) or by purchase of the Leases (“Purchases”) with full recourse against Lessor. Lessor’s obligations to you in connection with the Loans and Purchases, including but not limited to Lessor’s obligations under its guaranty of all sums payable under purchase Leases, are referred to herein as Lessor’s “Obligations”. We acknowledge receipt from Lessor or you of copies of all agreements and documents executed by Lessor evidencing or relating to its Obligations.

We acknowledge and confirm that: (i) all of Lessor’s Obligations are valid and enforceable, without defense, offset or counterclaim, in the respective amounts set forth in the above mentioned printout which, as of the date thereof, totaled the amounts stated above; (ii) you have a continuing valid, perfected and enforceable security interest in the Cars and Equipment, in the Leases of those financed by Loans, and in the Reserve, and (iii) you are the sole and absolute owner of the Leases covered by your Purchases.

As part of the consideration for our purchase of the Cars and Equipment, and to induce you to consent thereto, we hereby assume all of Lessor’s Obligations and agree promptly and fully to pay all sums and perform all agreements to be paid or performed by Lessor relating to the Loans and purchases and any security therefore, in the amounts and on the dates when payment or performance is due, at stated maturity or on acceleration, and to be bound by the provisions of all documents evidencing or relating to said Obligations or the security therefore as if said documents had been executed by us instead of by Lessor.

To secure said Obligations assumed by us and all of our other obligations to you, now owing or hereafter arising, whether relating to the Loans and Purchases or otherwise, we hereby grant you a purchase money security interest in the Cars and Equipment, in the Leases thereof financed by Loans, and in the Reserve.

We further agree, for the benefit of you, your successors and assigns but not for lessees under the Leases or other third parties, to fully and promptly perform all of Lessor’s obligations under the Leases as if we were named as lessor therein, and we agree to indemnify you against and hold you harmless from any claim that may be asserted by any lessee or other party and any loss, liability, damage, charge or expense that may be suffered, incurred or paid by you as a result of or pertaining to any such claim or with respect to the Cars, Equipment or Leases. Without limiting the foregoing, we have assumed Lessor’s obligations regarding security, if any, deposited by a lessee.

Our obligations hereunder and the Cars, Equipment, Leases and Reserve referred to herein shall be deemed included in our “Liabilities” and other obligations, “Cars”, “Equipment”, “Leases” and “Reserve” referred to in any Loan and Security Agreement or Lease Purchase Agreement of ours with you, including any supplement thereto. The purchase money security interests granted by us to you in those Agreements cover also the Cars, Equipment and Leases listed in the aforesaid printout and the Reserve, and secure our obligations hereunder owing by us to you. All of the other terms and provisions of our said Agreements and the warranties and representations made by us therein are hereby repeated and shall apply to this transaction.

Kindly confirm your agreement to the foregoing provisions and your consent to Lessor’s sale and transfer to us referred to herein by executing this agreement in the space below. It is understood that you reserve all your rights and remedies against Lessor, any guarantor of Lessor’s Obligations and any collateral security, and that your consent hereto shall not be construed in any manner as a release or waiver of any such rights or remedies.

Lessor, by its signature below, confirms and agrees to the provisions hereof.

Very truly yours,

Coach Industries Group, Inc.

By:	/s/ FRANCIS O’DONNELL
Francis O’Donnell, President

Consented to:

Sovereign Bank

By:	/s/ JOHN SULLIVAN, VP
John Sullivan, Vice President

Title

Confirmed and Agreed to:

Commercial Lease Corp.

By:	/s/ JOHN H. GORE, VP
John H. Gore, Vice President